SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (earliest event reported)     November 18, 1996
                                             -----------------


                         ACCELR8 TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


         Colorado                       0-11485                 84-1072256
 ---------------------------     ----------------------     ------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)

303 East Seventeenth Avenue, Suite 108, Denver, Colorado           80203
--------------------------------------------------------          --------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (303) 863-8088
                                                    ---------------


-------------------------------------------------------------------------------
      (Former name or former address, if changed since last rport.)

Item. 5. Other Events

     On November 18, 1996, the Registrant filed with the Colorado Secretary of State's Office Articles of Amendment (the "Articles of Amendment") to its Articles of Incorporation, as amended, pursuant to which (i) the number of authorized shares of Common Stock of the Registrant was decreased from 55,000,000 shares to 11,000,000 shares and (ii) a reverse stock split in the Common Stock in the ratio of one-for-four was effected. As a result of the reverse stock split, the Registrant's issued and outstanding shares of Common Stock was reduced from 21,970,000 to 5,492,500 shares. This summary of the terms and conditions of the amendments to the Registrant's Articles of Incorporation is qualified in its entirety by reference to the Articles of Amendment that were filed, a copy of which is attached hereto as Exhibit 5.1.

     Further, on November 19, 1996, the Common Stock of the Registrant began trading on the Nasdaq National Market System under the symbol "ACLYD" on a post reverse stock split basis.


 (b)      Exhibits

  Exhibit No.                    Description                     Location
  -------------         -----------------------------          -------------

       5.1              Articles of Amendment to Articles
                        of Incorporation, as amended,               3
                        of Registrant



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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ACCELR8 TECHNOLOGY CORPORATION
                                                 (Registrant)


Date: November  19, 1996              /s/ Thomas V. Geimer
      ------------------              -----------------------------------------
                                                  (Signature)

                                      Thomas V. Geimer, Chairman of the Board
                                              (Printed name and Title)


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


                                   EXHIBIT 5.1

                              ARTICLES OF AMENDMENT

                                       TO

                          THE ARTICLES OF INCORPORATION

                                       OF

                         ACCELR8 TECHNOLOGY CORPORATION



     FIRST: The name of the Corporation is Accelr8 Technology Corporation.

     SECOND: Immediately upon the effectiveness of this amendment to the Corporation's Articles of Incorporation pursuant to the Colorado Business Corporation Act (the "Effective Date"), the number of authorized shares of Common Stock shall be decreased from 55,000,000 no par value common shares to 11,000,000 no par value common shares.

     This amendment shall be effectuated by striking in its entirety  Subsection
1  of  Article  V  of  the  Corporation's   Articles  of  Incorporation  and  by
substituting in lieu thereof the following:

     "1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is eleven million (11,000,000) shares of common stock, each having no par value, which shares shall be designated "Common Stock"."


     THIRD: Simultaneously with the Effective Date of this amendment, a reverse stock split in the Common Stock of the Corporation in the ratio of one-for-four shall be effected, subject to certain conditions as described below.

     This amendment shall be effectuated by the addition of the following provision to the new Subsection 1 of Article V of the Corporation's Articles of Incorporation set forth above under paragraph SECOND of this amendment:

     "Reverse Stock Split. Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Corporation's Common Stock, no par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split (the "Reverse Stock Split") into a fraction thereof of one-fourth of a share of the Corporation's outstanding Common Stock, no par value (the "New Common Stock"), depending upon a determination by the Board that a Reverse Stock Split is in the best interests of the Corporation and the Shareholders, subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to

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

any rights of a shareholder of the Corporation. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share. If more than one Old Certificate shall be surrendered at one time for the account of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law."

     FOURTH: By written informal action, unanimously taken by the Board of Directors of the Corporation on September 19, 1996, pursuant to and in accordance with Sections 7-108-202 and 7-110-103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended each of the amendments described above to the Corporation's Shareholders for their approval.

     FIFTH: Notice having been properly given to the Shareholders in accordance with Sections 7-107-105 and 7-110-103 of the Colorado Business Corporation Act, each of the amendments was adopted by the Shareholders at a meeting of the Shareholders on November 8, 1996. The number of votes cast by each voting group entitled to vote thereon was sufficient for approval by that voting group.

     IN WITNESS WHEREOF, Accelr8 Technology Corporation has caused these presents to be signed in its name and on its behalf by Harry J. Fleury, its President, and its corporate seal to be hereunder affixed and attested by Thomas
V. Geimer, its Secretary, on this __ day of November 1996, and its President acknowledges that these Articles of Amendment are the act and deed of Accelr8 Technology Corporation and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


ATTEST:  ACCELR8 TECHNOLOGY CORPORATION



By:                                           By:
    -----------------------------------           ------------------------------
    Thomas V. Geimer, Secretary                   Harry J. Fleury, President





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